Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Mid Cap Value Fund

Investor (HRMDX)

Institutional (HNMDX)

Supplement Dated March 16, 2020 to the

Prospectus and Summary Prospectus, each dated May 1, 2019

On March 16, 2020, the Heartland Mid Cap Value Fund (the “Fund”), a series of Heartland Group, Inc. (the “Company”), acquired the assets of the ALPS | WMC Research Value Fund, a series of Financial Investors Trust, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”).

In connection with the Reorganization, the Board of Directors of the Company has approved an amended and restated operating expense limitation agreement between Heartland Advisors, Inc., the Fund’s investment adviser (“Heartland”), and the Company, on behalf of the Fund, pursuant to which the net expense ratio for each share class of the Fund was reduced, effective as of March 16, 2020. Under the amended agreement, Heartland has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class shares and 0.85% of the Fund’s average daily net assets for the Institutional Class shares through at least May 1, 2022.

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement is March 16, 2020.